UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2011

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On January 19, 2011, Level 3 Communications, Inc. (the “Company”) entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with the Company’s issuance of $305,000,000 in aggregate principal amount of its 11.875% Senior Notes due 2019 (the “Senior Notes”). A portion of the net proceeds from the offering will be used to redeem all of the Company’s outstanding 5.25% Convertible Senior Notes due 2011, as further described below.  The remaining net proceeds from the offering will be used for general corporate purposes, including working capital, capital expenditures and potential repurchases, redemptions or refinancing of the Company’s and its subsidiaries’ existing indebtedness from time to time.

The Senior Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all other senior unsecured obligations of the Company.  The Senior Notes are not guaranteed by any of the Company’s subsidiaries. The Senior Notes will mature on February 1, 2019. Interest on the Senior Notes will be payable on April 1 and October 1 of each year, beginning on April 1, 2011.

The Senior Notes will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to February 1, 2015, at 100% of the principal amount of the Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date (in each case, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), and (ii) on and after February 1, 2015, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Senior Notes if redeemed during the twelve months beginning (i) February 1, 2015 is 105.938%, (ii) February 1, 2016 is 102.969% and (iii) February 1, 2017 and thereafter is 100.000%.

At any time or from time to time on or prior to February 1, 2014, the Company may redeem up to 35% of the original aggregate principal amount of the Senior Notes at a redemption price equal to 111.875% of the principal amount of the Senior Rate Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of the Company from one or more private placements to persons other than affiliates of the Company or underwritten public offerings of common stock of the Company resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the Senior Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption must be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the Senior Notes was not registered under the Securities Act of 1933, as amended, and the Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The descriptions of the material terms of the Indenture are qualified in their entirety by reference to such exhibit.

On January 19, 2010, the Company and the initial purchasers of the Senior Notes entered into a registration agreement (the “Registration Agreement”) regarding the Senior Notes pursuant to which the Company agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The Registration Agreement is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference. The descriptions of the material terms of the Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

On January 19, 2010, the Company issued a press release announcing that it had called for redemption all of the Company’s outstanding 5.25% Convertible Senior Notes due 2011 at a price equal to 100.75% of the principal amount thereof.  The redemption date for such notes is February 18, 2011.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

4.1                                 Indenture, dated as of January 19, 2011, among Level 3 Communications, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 11.875% Senior Notes due 2019 of Level 3 Communications, Inc.

4.2                                 Registration Agreement, dated January 19, 2010, among Level 3 Communications, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (as representatives of the initial purchasers of the 11.875%

Senior Notes due 2019), relating to Level 3 Communications, Inc’s 11.875% Senior Notes due 2019.

99.1                           Press Release, dated January 19, 2011, relating to the Company’s call for redemption of all of its outstanding 5.25% Convertible Senior Notes due 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: January 21, 2011

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of January 19, 2011, among Level 3 Communications, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 11.875% Senior Notes due 2019 of Level 3 Communications, Inc.

4.2

Registration Agreement, dated January 19, 2010, among Level 3 Communications, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (as representatives of the initial purchasers of the 11.875% Senior Notes due 2019), relating to Level 3 Communications, Inc’s 11.875% Senior Notes due 2019.

99.1	Press Release, dated January 19, 2011, relating to the Company’s call for redemption of all of its outstanding 5.25% Convertible Senior Notes due 2011.